Earnings Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share

The following table presents the computation of basic and diluted loss per share of common stock:

	For the year ended December 31,
($ and shares in thousands, except per share amounts)	2020	2019	2018
Numerator:
Net loss from continuing operations attributable to IGT PLC	(939,331)	(128,894)	(139,380)
Net income from discontinued operations attributable to IGT PLC	41,441	109,869	118,030
Net loss attributable to IGT PLC	(897,890)	(19,025)	(21,350)

Denominator:
Weighted-average shares - basic and diluted	204,725	204,373	204,083

Net loss from continuing operations attributable to IGT PLC per common share - basic and diluted	(4.59)	(0.63)	(0.68)
Net income from discontinued operations attributable to IGT PLC per common share - basic and diluted	0.20	0.54	0.58
Net loss attributable to IGT PLC per common share - basic and diluted	(4.39)	(0.09)	(0.10)

Certain stock options to purchase common shares were outstanding, but were excluded from the computation of diluted earnings per share, because the exercise price of the options was greater than the average market price of the common shares for the full year, and therefore, the effect would have been antidilutive.

During years when we are in a net loss position, certain outstanding stock options and unvested restricted stock awards are excluded from the computation of diluted earnings per share because including them would have had an antidilutive effect.

For the years ended December 31, 2020, 2019, and 2018, stock options and unvested restricted stock awards totaling 0.7 million shares, 1.2 million shares, and 1.6 million shares, respectively, were excluded from the computation of diluted earnings per share because including them would have had an antidilutive effect.